UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    Pamrapo Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PAMRAPO BANCORP, INC.

Remember …

Vote the “WHITE” proxy ONLY “FOR” the Merger

Dear Pamrapo Stockholder:

The Board of Directors has always believed that the merger with BCB is in the BEST interest of all Pamrapo stockholders, employees, customers and the community. Here are some reasons why:

o Pamrapo & BCB are dedicated community banks with complementary operating philosophies that (when combined) will endeavor to increase stockholder and franchise value.

o The combined entity will be better-suited to provide our customers with the products & services they desire and more actively compete in the relevant markets we serve.

o The strength of the combined Pamrapo & BCB Board and Management staff will provide strong leadership for the combined entity.

o There will be one community bank with $1.2 billion in assets able to provide:

Bayonne and surrounding communities with the friendly service they have known for years, and

Customers with more resources to meet their banking needs, including opening branches more days each week, and for longer hours each day.

The Board UNANIMOUSLY recommends that you vote “FOR” the merger agreement.

We also ask that you vote on the “WHITE” proxy card ONLY and that you discard ANY “green” proxy that you receive.

On behalf of the Board of Directors,

Daniel Massarelli

Daniel Massarelli

Chairman of the Board

Additional Information about the Merger and Where to Find It

Pamrapo and BCB filed with the SEC a joint proxy statement/prospectus regarding the proposed merger on November 12, 2009, which is part of a Registration Statement on Form S-4 (File No. 333-162433) that was declared effective by the SEC on November 6, 2009. Pamrapo filed a supplement to the joint proxy statement/prospectus on January 11, 2010 and a second supplement the joint proxy statement/prospectus on January 28, 2010. STOCKHOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE SUPPLEMENTS, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The joint proxy statement/prospectus was mailed to stockholders of Pamrapo and BCB on or about November 16, 2009, the first supplement was mailed to Pamrapo stockholders on or about January 11, 2010 and the second supplement was mailed to Pamrapo stockholders on or about January 28, 2010. Stockholders may also obtain the supplements, the joint proxy statement/prospectus and other documents that are filed by Pamrapo and BCB with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed by the companies with the SEC by written request directed to the Corporate Secretary, BCB Bancorp, Inc., 104-110 Avenue C, Bayonne, New Jersey 07002 or by visiting the BCB website at www.bcbbancorp.com, with respect to documents filed by BCB, and by written request directed to the Secretary, Pamrapo Bancorp, Inc., 611 Avenue C, Bayonne, New Jersey 07002 or by visiting the Pamrapo website at www.pamrapo.com, with respect to documents filed by Pamrapo.

Pamrapo and BCB, and their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed merger. Information regarding Pamrapo’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008 which was filed with the SEC on March 16, 2009 and its proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on March 31, 2009, and information regarding BCB’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008 which was filed with the SEC on March 27, 2009 and its proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on March 25, 2009. Information regarding the interests of Pamrapo and BCB’s directors and executive officers and other members of management is set forth in the joint proxy statement/prospectus.

Read the joint proxy statement/prospectus and the supplements carefully before making a decision concerning the merger.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PAMRAPO BANCORP, INC.
			For	Against	Abstain

PROXY FOR SPECIAL MEETING TO BE HELD ON FEBRUARY 11, 2010
THIS PROXY IS BEING SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder(s) of PAMRAPO BANCORP, INC., a New Jersey corporation (the “Company”), hereby constitute(s) and appoint(s) the Board of Directors, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the special meeting of shareholders of the Company to be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey, on February 11, 2010 at 11 a.m. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the meeting.

		1. Adoption of the Agreement and Plan of Merger, dated as of June 29, 2009, as amended on November 5, 2009, by and between BCB Bancorp, Inc. and Pamrapo Bancorp, Inc.	☐	☐	☐
			For	Against	Abstain

2. Adjournment of the special meeting to another time or place for the purpose of soliciting additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.
The Board of Directors recommends a vote “FOR” Proposal 1 and “FOR” Proposal 2.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREON. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND, AT THE PROXIES’ DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

¿    Detach above card, sign, date and mail in postage paid envelope provided.    ¿

PAMRAPO BANCORP, INC.

    The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Revised Notice of Special Meeting and a Joint Proxy Statement/Prospectus and a Supplement thereto relating to the special meeting.

    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.